New Century Capital - NCCPX

New Century Balanced - NCIPX

New Century International - NCFPX

New Century Alternative Strategies - NCHPX

PROSPECTUS
March 1, 2013

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

100 William Street, Suite 200, Wellesley, MA  02481 781-239-0445  888-639-0102  Fax 781-237-1635

PORTFOLIO SUMMARIES

NEW CENTURY CAPITAL PORTFOLIO

Investment Objective.

The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) fees	0.24%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.54%
Total Annual Fund Operating Expenses 1	2.00%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$627	$1,077	$2,326

Portfolio Turnover.

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 7% of the average value of its Portfolio.

Principal Investment Strategies.

The Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including exchange traded funds (“ETFs”), that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks and bonds (domestic and foreign).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach in selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).

Principal Investment Risks.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security (“underlying fund”) in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.

Market Capitalization Risk. Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.

Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss.  Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.

Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.

Performance.

The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to a broader index measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future. Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.74% (2Q ‘09) and the lowest return for a calendar quarter was –20.94% (4Q ‘08).

Average Annual Total Returns
(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	12.32%	-0.50%	6.64%
Return After Taxes on Distributions	11.53%	-0.68%	6.46%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.07%	-0.43%	5.85%
S&P 500® Composite Index (reflects no deduction of fees, expenses and taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.

Investment Adviser.

Weston Financial Group, Inc.

Portfolio Management Team.

Susan K. Arnold
Portfolio Manager Since 2011
Assistant Portfolio Manager 1998 to 2011

Andre M. Fernandes
Portfolio Manager Since 2011
Assistant Portfolio Manager 2002 to 2011

William F. LeFavor
Assistant Portfolio Manager Since 2012

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 19.

NEW CENTURY BALANCED PORTFOLIO

Investment Objective.

The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.20%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.58%
Total Annual Fund Operating Expenses 1	2.03%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$206	$637	$1,095	$2,361

Portfolio Turnover.

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 13% of the average value of its Portfolio.

Principal Investment Strategies.

The Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), that are economically tied to any countries or markets throughout the world, including those of companies economically tied to emerging markets, fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign), or in a composite of such securities.

The Balanced Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which the Balanced Portfolio invests that are derived from interest), interest, and other income. The Balanced Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that focus on different segments of the equity and fixed income markets. For example, the portion of the Balanced Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and foreign equities. The portion of the Balanced Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high-yield (including lower rated) and foreign fixed income securities. The Balanced Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

The Balanced Portfolio will maintain at least 25% of its assets in fixed income investments by selecting underlying funds that invest in such securities.

Principal Investment Risks.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying funds can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.

Market Capitalization Risk. Investment companies may be categorized as having a small, middle, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.

Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio.  The Portfolios’ Management has no control over the managers or investments of underlying funds.  In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.

Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.

Fixed Income Risk. The Portfolio invests in investment companies that invest in fixed income securities such as debt securities. Debt securities will increase or decrease in value based on changes in interest rates, among other factors. The Portfolio will also be subject to credit risk if investing in distressed securities, such as high-yield or lower-rated securities. Certain debt securities may be subject to maturity risk. More information about these risks is provided below:

➢
Interest Rate Risk. Fixed income securities, such as debt securities, may not make regular interest payments, but instead may be sold at a discount to the principal amount that is paid at maturity.  Some securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. If interest rates increase, the value of the Portfolio’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases.

➢
Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

➢
Maturity Risk.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to changes in interest rates. Further, the net asset value ("NAV") of a fund that holds debt securities with a longer average maturity may fluctuate more than the NAV of a fund that holds debt securities with a shorter average maturity.

Convertible Securities Risk.  The Portfolio may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Performance.

The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance.  Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.

The Blended Index shown below is an unmanaged, hybrid index comprised of 60% of the S&P 500® Composite Index and 40% of the Barclays U.S. Intermediate Government/Credit Bond Index.  The Blended Index, which consists of a mixture of both equity securities and fixed income securities, provides an appropriate comparison to the Portfolio’s blend of securities and is more closely aligned with the Portfolio’s investment objectives.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.00% (2Q ‘09) and the lowest return for a calendar quarter was –11.92% (4Q ‘08).

Average Annual Total Returns
(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	11.26%	1.67%	6.16%
Return After Taxes on Distributions	10.98%	1.33%	5.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.51%	1.28%	5.23%
S&P 500® Composite Index (reflects no deduction of fees, expenses and taxes)	16.00%	1.66%	7.10%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction of fees, expenses or taxes)	3.89%	5.18%	4.62%
Blended Index (60% S&P 500® Composite Index and 40% Barclays U.S. Intermediate Government/Credit Bond Index) (reflects no deduction of fees, expenses or taxes)	11.01%	4.70%	6.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.

Investment Adviser.

Weston Financial Group, Inc.

Portfolio Management Team.

Susan K. Arnold
Portfolio Manager Since 2011
Assistant Portfolio Manager 1998 to 2011

Andre M. Fernandes
Portfolio Manager Since 2011
Assistant Portfolio Manager 2002 to 2011

William F. LeFavor
Assistant Portfolio Manager Since 2012
Analyst Since 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 19.

NEW CENTURY INTERNATIONAL PORTFOLIO

Investment Objective.

The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.23%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.68%
Total Annual Fund Operating Expenses 1	2.18%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$221	$683	$1,172	$2,518

Portfolio Turnover.

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 4% of the average value of its Portfolio.

Principal Investment Strategies.

The International Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, which emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks, but with a focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.

The International Portfolio will select for its portfolio investment companies that emphasize investment in securities of issuers that are located outside the U.S. The International Portfolio, through its investments in underlying funds, will have exposure to the securities of issuers located in at least three different countries outside of the U.S.  The International Portfolio will select investment companies with investment strategies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income.  In selecting such investment companies, the International Portfolio may consider the opportunity for such an investment company to produce current income through its investments.

The International Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the foreign and domestic equity markets.  For example, the portion of the International Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and aggressive equities.  “Small-capitalization” refers to underlying funds that invest in the securities of issuers with a total market capitalization of less than $1 billion.  The International Portfolio may also invest in investment companies that focus on different segments of the foreign and domestic debt markets.

As a general rule, the underlying funds in which the International Portfolio invests in will invest at least 65%, and may invest up to 100%, of their assets in securities of foreign issuers.

Principal Investment Risks.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.

Market Capitalization Risk.  Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.

Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.

Foreign Investing Risk. The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. The Portfolio will primarily invest in international mutual funds that invest predominantly in foreign securities.  The foreign securities in which an underlying fund may invest can include securities from emerging markets and securities located within a particular country or region. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest primarily in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.

Performance.

The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.

The MSCI EAFE Index, as shown below, is an appropriate comparison to the Portfolio since it is a widely recognized benchmark of the world’s stock market, excluding the United States. Further, the MSCI EAFE Index coincides closely to the Portfolio’s investment objective of capital growth through exposure to foreign markets.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.56% (2Q ‘09) and the lowest return for a calendar quarter was –21.52% (3Q ‘11).

Average Annual Total Returns
(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	15.43%	-3.22%	9.87%
Return After Taxes on Distributions	15.24%	-3.34%	9.61%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.28%	-2.73%	8.81%
S&P 500® Composite Index (reflects no deduction of fees, expenses or taxes)	16.00%	1.66%	7.10%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	17.32%	-3.69%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.

Investment Adviser.

Weston Financial Group, Inc.

Portfolio Management Team.

Susan K. Arnold
Portfolio Manager Since 2011
Assistant Portfolio Manager 2000 to 2011

Andre M. Fernandes
Portfolio Manager Since 2011
Assistant Portfolio Manager 2002 to 2011

William F. LeFavor
Assistant Portfolio Manager Since 2012

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 19.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO

Investment Objective.

The investment objective of the Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.16%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	1.15%
Total Annual Fund Operating Expenses 1	2.26%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$229	$706	$1,210	$2,595

Portfolio Turnover.

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 32% of the average value of its Portfolio.

Principal Investment Strategies.

The Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies, including ETFs, and closed-end funds.  The investment companies that the Alternative Strategies Portfolio will invest in are those that emphasize alternative strategies and which have low correlations to the securities in the S&P 500® Composite Index, such as funds that sell equity securities long and short, employ global macro investment strategies, employ asset allocation strategies, employ merger arbitrage and convertible arbitrage strategies, option-hedged and managed futures strategies, invest in distressed securities, invest in the natural resources sector and invest in real estate investment trusts (“REITs”).

In addition to employing alternative strategies such as those described above, the underlying funds invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign) or underlying funds that short stocks; in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); in exchange traded notes; structured notes; or in a composite of the aforementioned securities.  The Alternative Strategies Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

Principal Investment Risks.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Investment Company, Closed-End Fund and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Portfolio’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, called Acquired Fund fees and expenses as shown in the Annual Fund Operating Expenses table.

Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another. For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.

Long/Short Selling Risk.  The Portfolio may invest in underlying funds that take long and short positions in different securities, and may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.

Convertible Securities Risk.  The Portfolio may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Merger Arbitrage Risk.  The Alternative Strategies Portfolio may invest in underlying funds that use a merger arbitrage investment strategy.  The principal risk involved with merger arbitrage investments is the possibility that proposed reorganizations may be renegotiated or terminated, which could result in a loss.

Natural Resources Risk.  The Portfolio may invest in investment companies that invest primarily in the natural resources sector, and may invest in such underlying funds as a part of its principal investment strategy.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.

Fixed Income Risk. The Portfolio invests in investment companies that invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates; will be subject to credit risk if investing in distressed securities, such as high-yield or lower-rated securities. Certain debt securities may be subject to maturity risk. Fixed income securities subject the Portfolio to additional risks as noted below:

➢
Interest Rate Risk. Fixed income securities, such as debt securities, may not make regular interest payments, but instead are sold at a discount to the principal amount that is paid at maturity.  Some securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. If interest rates increase, the value of the Portfolio’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases.

➢
Maturity Risk.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes. Further, the net asset value ("NAV") of a fund that holds debt securities with a longer average maturity may fluctuate more than the NAV of a fund that holds debt securities with a shorter average maturity.

➢
Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

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Distressed Companies Risk: The Portfolio may invest in investment companies concentrated in distressed companies. Distressed companies are those that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the Fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Futures and Options Risk. The Portfolio may invest in investment companies invested in managed futures and options. An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work. An underlying fund’s use of derivates may magnify losses on those investments, as well as risk to that fund that it would not have been subject to if it invested directly in securities, commodities or currencies underlying those derivatives. In addition, exposure to commodity markets may subject the fund to greater volatility than investments in traditional securities.

Real Estate Risk.  REITs, although not direct investments in real estate, are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors including economic conditions, the demand for rental property and changes in interest rates.  The Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.

Performance.

The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.

The Hedge Fund Research, Inc. Fund of Funds Diversified Index (“HFRI”) shown below is an equally weighted performance index of hedge fund of funds which invest in a variety of strategies among multiple managers.   The HFRI Index is a better comparison than the Blended Index since the Portfolio invests in multiple mutual funds, ETFs and structured notes within nine investment categories similar to those utilized in hedge funds.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.34% (2Q ‘09) and the lowest return for a calendar quarter was –13.31% (4Q ‘08).

Average Annual Total Returns
(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	8.03%	0.59%	5.72%
Return After Taxes on Distributions	7.91%	0.17%	5.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.32%	0.29%	4.69%
S&P 500® Composite Index (reflects no deduction of fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction of fees, expenses or taxes)	3.89%	5.18%	4.62%
Hedge Fund Research, Inc. Index (reflects no deduction of fees, expenses or taxes)	5.35%	-1.41%	3.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.

Investment Adviser.

Weston Financial Group, Inc.

Portfolio Manager.

Ronald A. Sugameli	Matthew D. Biggar
Portfolio Manager Since Inception in 2002	Assistant Portfolio Manager Since August 2011

Ronald D. Halterman
Assistant Portfolio Manager Since August 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 19.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PORTFOLIO SHARES

Purchase and Sale of Portfolio Shares.

The minimum initial and subsequent investment amounts for various types of accounts offered by the Portfolios are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$1,000	None
Trust/Corporate/Partnership/Other	$1,000	None
Gift/Transfer to Minor	$1,000	None
Automatic Investment Plan	$500	$50
Systematic Withdrawal Plan	$1,000	None
Traditional/Roth/Simple/SEP IRA	$500	None

Investors may purchase or redeem Portfolio shares on any business day by written request, wire transfer, telephone, or through a financial intermediary.  You may conduct such transactions by mail (New Century Portfolios, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by wire, or by telephone at (888) 264-8578.  Purchase and redemptions by telephone are only permitted if you previously established telephone privileges for your account.

Tax Information.

The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  In such tax-deferred arrangements, distributions will be taxed as ordinary income or capital gains at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Portfolio and/or its Distributor may pay the intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Portfolio documents to shareholders and providing information about the Portfolio.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

PORTFOLIO DETAILS

An Introduction to Funds of Funds

New Century Portfolios (the “Trust”) is a family of funds that invest in other unaffiliated investment companies.  With one purchase, an investor can invest in an actively managed Portfolio of investment companies that are not limited to any one family of funds.  Each Portfolio retains the right; when the Adviser deems it appropriate, to invest directly in individual securities.  The Adviser will not invest directly in individual securities without the prior approval of the Board of Trustees of the Trust.  Each Portfolio’s objective, and its policy to concentrate primarily in shares of other registered investment companies, cannot be changed without approval by the shareholders of the Portfolio.

The Objectives, Principal Investment Strategies and
Policies of the Portfolios

New Century Capital Portfolio

Investment Objective.  The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Principal Investment Strategies.  The Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).

New Century Balanced Portfolio

Investment Objective.  The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.

Principal Investment Strategies.  The Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), that are economically tied to any countries or markets throughout the world, including those of companies economically tied to emerging markets, fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign), or in a composite of such securities.

The Balanced Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which the Balanced Portfolio invests that are derived from interest), interest, and other income.  The Balanced Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that focus on different segments of the equity and fixed income markets.  For example, the portion of the Balanced Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and foreign equities.  The portion of the Balanced Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high-yield (including lower rated) and foreign fixed income securities.  The Balanced Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

The Balanced Portfolio will maintain at least 25% of its assets in fixed income investments by selecting underlying funds that invest in such securities.

New Century International Portfolio

Investment Objective.  The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Principal Investment Strategies.  The International Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks, but with a focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.

The International Portfolio will select for its portfolio investment companies that emphasize investment in securities of issuers that are located outside the U.S.  The International Portfolio, through its investments in underlying funds, will have exposure to the securities of issuers located in at least three different countries outside of the U.S.  The International Portfolio will select investment companies that invest in companies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income.  In selecting such investment companies, the International Portfolio may consider the opportunity for such an investment company to produce current income through its investments.

The International Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the foreign and domestic equity markets.  For example, the portion of the International Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and aggressive equities.  “Small-capitalization” refers to underlying funds that invest in the securities of issuers with a total market capitalization of less than $1 billion.  The International Portfolio may also invest in investment companies that focus on different segments of the foreign and domestic debt markets.

As a general rule, the underlying funds in which the International Portfolio invests in will invest at least 65%, and may invest up to 100%, of their assets in securities of foreign issuers.

New Century Alternative Strategies Portfolio

Investment Objective.  The investment objective of the Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.

Principal Investment Strategies.  The Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies, including ETFs and closed-end funds. The investment companies that the Alternative Strategies Portfolio will invest in are those that emphasize alternative strategies and which have low correlations to the securities in the S&P 500® Composite Index, such as funds that: sell equity securities long and short, employ global macro investment strategies, employ asset allocation strategies, employ merger arbitrage and convertible arbitrage strategies, invest in distressed securities, invest in the natural resources sector and invest in real estate investment trusts (“REITs”).

In addition to employing alternative strategies such as those described above, the underlying funds invest: in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign); in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in a composite of such securities.  The Alternative Strategies Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

Additional Information Concerning the Principal Investment Strategies

General. Some of the underlying funds in which the Portfolios may invest can employ investment strategies such as selling equities long and short, using options, futures and options on futures.  The Portfolios may invest in investment companies that borrow to invest, known as leveraging.  The Portfolios may also invest in investment companies that concentrate in a particular industry or industry sector.  Although each Portfolio is classified as a diversified fund pursuant to the Investment Company Act of 1940, as amended, a Portfolio is permitted to invest in underlying funds that are classified as non-diversified.  The Adviser manages risk through diversification, asset allocation, and by monitoring activities of underlying funds in which the Portfolios invest.

Investments in Investment Companies and the Investment Company Industry. The Portfolios invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, better investment results, and lower historical costs and expenses; however, there can be no assurance that this result will be achieved.  Each Portfolio also is required to structure its investments in other investment company shares to comply with certain provisions of federal securities laws.  Currently, the law limits New Century Portfolios’ investment in any investment company to 3% of the total outstanding voting stock of any such issuer.  Some underlying funds may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios and its Adviser.  Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund.  The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

The Adviser expects that it will select the investment companies in which the Portfolios invest based in part on an analysis of the past and projected performance and investment structure of the investment companies.  In addition, other factors may be considered in the selection of investment companies for the Portfolios to invest, including, but not limited to, the investment company’s size, shareholder services, liquidity, investment objective and investment techniques, etc.  Each Portfolio will be affected by any losses incurred by its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk.  When the Adviser has identified a significant upward trend in a particular market sector, each Portfolio retains the right to invest within the ranges established for that Portfolio in investment companies that invest primarily in that particular market sector.  Such investment companies may experience greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular market sector selected by the Adviser.

Underlying Funds.  Each Portfolio is diversified among various asset categories, such as equity and fixed income. The underlying funds in which the Portfolios invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets.  The Portfolios may invest in various obligations and employ various investment techniques.  The following describes some of the most common of such obligations and techniques.

Managing Risk.  To achieve each Portfolio’s objective of managing risk, the Adviser may invest a portion of each Portfolio’s assets in those investment companies that use different versions of so-called defensive strategies to minimize risk.  These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks.  For example, the Adviser may choose an underlying fund because it invests primarily in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.

Structured Notes.  The Portfolios may invest a portion of their assets directly in structured notes.  Structured notes are derivative investments whose value depends on, or is derived from, the value of an underlying asset.  Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities.  Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal.  Many structured notes are illiquid, and subject to a Portfolio’s investment limitation on illiquid investments.  Some secondary markets may exist for certain structured notes.  A structured note carries the credit rating of its issuer and a Portfolio will only invest in structured notes issued by issuers with a credit rating of “A” or better.  Each of the Capital and Balanced Portfolios is currently authorized to invest up to 5% of its total assets directly in structured notes, and each of the International and Alternative Strategies Portfolios is currently authorized to invest up to 10% of its total assets directly in structured notes.

Foreign Securities. The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  The foreign securities in which an underlying fund may invest can include securities from emerging markets and securities located within a particular country or region. Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

High-Yield Securities.  The Balanced, International and Alternative Strategies Portfolios may each invest in companies that invest primarily in distressed securities such as high-yield, lower-rated debt securities.  High-yield, lower-rated debt securities are commonly referred to as “junk bonds.”  High-yield, lower-rated debt securities are rated “BB” or lower by Standard & Poor’s Ratings Group, Inc., or “Ba” or lower by Moody’s Investors Service, Inc.  The value of high-yield securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments, as compared to higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Natural Resources.  The Portfolios may invest in investment companies that invest primarily in the natural resources sector, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  The natural resources sector includes companies engaged in the discovery, development, production or distribution of natural resources and companies that develop technologies and furnish natural resource supplies and services to those companies.  Natural resources include energy companies, such as crude oil, petroleum and natural gas companies.  This sector may also include companies that invest in precious metals such as gold bullion, and companies engaged in the production of precious metals.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.

REITs.  The Portfolios may invest in investment companies that concentrate in REITs.  In addition, the Alternative Strategies Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.  REITs are equity securities that allow investors to participate in the benefits of owning income-producing real estate or mortgages on real property. REITs are subject to the cyclical nature of the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations on rental income.

Options, Futures and Options on Futures. An underlying fund’s successful use of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager’s ability to accurately predict movements in the direction of the securities and the currency markets generally or of a particular segment.  If a fund’s investment manager is not successful in employing such instruments in managing a fund’s investments, the fund’s performance will be worse than if it did not employ such strategies.  In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund’s expenses and reduce the return.  In writing options on futures, a fund’s loss is potentially unlimited and may exceed the amount of the premium received.

Certain positions may be closed out only on an exchange that provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any specific time.  Thus, it may not be possible to close such a position, which could adversely impact a Fund.  When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

The Investment Selection Process Used by the Portfolios.  The Adviser prescribes ranges for the percentage of investments that must be maintained within each asset category and from time to time the Adviser may reset such ranges based upon a number of macro economic factors and the relative performance of each asset category.  A category may be over- or under-weighted based upon its performance.  The relative performance and weighting of each category is monitored on an on-going basis and is adjusted periodically to manage risk and enhance performance.  The Adviser will select retail and institutional mutual funds, ETFs, or closed-end funds within the appropriate category that exhibit superior performance, consistency of investment style, acceptable levels of risk, and management tenure.  The Adviser manages investments in mutual funds that are held by a Portfolio by using screening processes and comparison methods while seeking to maximize returns at an acceptable level of risk.

Trend Analysis.  The Adviser will monitor and respond to changing economic and market conditions and then, if necessary, reallocate the assets of each Portfolio.  The Adviser uses a number of techniques to make investment decisions, one of which is trend analysis.  Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages.

Additional Information on Principal Risks of Investing in the Portfolios

The main risks associated with investing in the Portfolios are described below and in the Portfolio Summaries at the beginning of this Prospectus.

Investment Companies.  The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies, including exchange-traded investment companies, which are commonly referred to as “ETFs.”  Thus, each Portfolio is affected by the performance of those companies.  Investing in investment companies does not eliminate investment risk.

Closed-end investment companies and ETFs trade on securities exchanges, and the market price for which such securities trade may not correspond exactly with the net asset value of the investment company. In addition, closed-end investment companies may trade infrequently, with small volume and at a discount to the net asset value, which may affect the Portfolio’s ability to sell shares of the fund at a reasonable price.  Further, ETFs which hold stocks included in a particular index and will not be able to perfectly replicate the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

You should recognize that you may invest directly in mutual funds.  By investing in mutual funds indirectly through the Portfolios, you will bear both your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds.  In addition, you will bear your proportionate share of expenses related to the distribution of a Portfolio’s shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares.

Allocation Risk.  In managing each Portfolio, the Adviser has the authority to select and allocate assets among underlying funds.  A Portfolio is subject to the risk that the Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

Market Capitalization.  Companies may be categorized as having a small, middle, or large capitalization market value.  The potential risks are generally higher with small and mid- capitalization companies and lower with large capitalization companies.  Therefore, investors should expect underlying funds which invest primarily in small-capitalization and mid-capitalization stocks, to be more volatile than, and to fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.

Concentration.  Each Portfolio may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector would be affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries or sectors.  Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Diversification.  Some of the underlying funds in which the Portfolios may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a larger portion of its assets in a small number of securities.  This may cause the performance of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.

Foreign Investing.  The Portfolios may utilize global macro investment strategies by investing in investment companies that are concentrated primarily in foreign securities.  Foreign investments may be riskier than domestic investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Natural Resources.  The Portfolios may invest in investment companies that are concentrated primarily in the natural resources sector, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

REITs.  The Portfolios may invest in investment companies that concentrate in REITs.  In addition, the Alternative Strategies Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.  REITs are subject to the cyclical nature of the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations on rental income.

Long/Short Selling Risk.  Each Portfolio may invest in underlying funds that sell securities long or short, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities long or short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.

Merger Arbitrage.  The Portfolios may invest in investment companies that engage in arbitrage techniques such as merger arbitrage, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  Merger arbitrage involves investing in securities of companies that are, or are expected to be, involved in publicly announced mergers, takeovers or other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganization, the most common merger arbitrage activity involves purchasing the shares of a proposed acquisition target at a discount to their expected value upon the completion of the acquisition.

Fixed Income Investing.

Credit Risk.  The Portfolios are each subject to credit risk.  The Portfolios may lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Each Portfolio, except for the Capital Portfolio, may invest in companies that invest primarily in distressed securities, such as high-yield, lower-rated debt securities.  High-yield, lower rated debt securities (i.e., “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Junk bonds are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

Interest Rate Risk.  Each Portfolio is subject to interest rate risk.  The value of a Portfolio’s investments in fixed income securities is affected by interest rate movement.  The value of fixed income securities tend to fall when interest rates rise and to rise when interest rates fall.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes.

Convertible Securities.  The Portfolios may invest in underlying funds that invest in convertible securities.  Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk.  In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.  The Alternative Strategies Portfolio may invest in underlying funds that invest in convertible arbitrage securities. This strategy involves the purchase of convertible securities and the subsequent shorting of the corresponding stock.  Conversion will offset the short position.  The transaction may be profitable if the convertible security is priced incorrectly relative to the stock.

Options, Futures and Options on Futures.  An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work.  If a fund’s investment manager is not successful in employing such instruments in managing a fund’s investments, the fund’s performance will be worse than if it did not employ such strategies. An underlying fund’s use of derivates may magnify losses on those investments, as well as risk to that fund. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based. Purchased options may expire worthless. Derivative counterparties may default. There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.  In addition, exposure to commodity markets may subject the fund to greater volatility than investments in traditional securities.

Leveraging.  An underlying fund may borrow money to increase its holdings of portfolio securities.  Since a fund must maintain asset coverage of 300%, an underlying fund that leverages could be required to sell investments at an inopportune time to satisfy this requirement.  Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Portfolio Holdings Disclosure

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s securities holdings is available: (i) in the Statement of Additional Information; (ii) on the Trust’s Web site at http://www.newcenturyportfolios.com located in the “Prospectus and Reports” tab; and (iii) by calling us toll-free at (888) 639-0102.

WHO MANAGES THE PORTFOLIOS

The Investment Adviser

Weston Financial Group, Inc. (the “Adviser”), located at 100 William Street, Suite 200, Wellesley, MA 02481, serves as the investment adviser to each Portfolio under separate investment advisory agreements (collectively the “Advisory Agreements”).  The Advisory Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Portfolios.  The Adviser was organized in 1981 as a registered investment adviser.

On August 31, 2005, the Adviser became a wholly-owned subsidiary of The Washington Trust Company; a Rhode Island chartered trust company.  The Adviser provides investment management services to individuals and as of December 31, 2012, had approximately $1.7 billion under management.

The Adviser manages the investments of the Portfolios, subject to policies adopted by the Trust’s Board of Trustees.  The Adviser pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of the Adviser.  The Trust pays the salaries and fees of all other trustees of the Trust.  For its services to the Capital, Balanced, and International Portfolios, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount.  For its services to the Alternative Strategies Portfolio, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 0.75% of the Portfolio’s average daily net assets.  During the fiscal year ended October 31, 2012, the Capital Portfolio, Balanced Portfolio, International Portfolio and Alternative Strategies Portfolio paid the Adviser fees at the rate of 1.00%, 1.00%, 1.00% and 0.75%, respectively, of each Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of each Advisory Agreement is available in the Trust’s Annual Report to shareholders for the fiscal year ended October 31, 2012.

The Adviser also serves as the Portfolios’ administrator under an agreement with the Trust on behalf of each Portfolio (the “Administration Agreement”).  The Administration Agreement provides that the Adviser will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor.  The Board of Trustees approved the Administration Agreement.  As compensation for its services as an administrator, the Adviser receives a certain fee each month to cover the salaries and expenses of the personnel who perform the administrative duties.

Wayne M. Grzecki, who has served as a member of the Adviser’s investment committee since 1986; President of the Trust since 1995 and Manager of New Century Capital, Balanced and International Portfolios since their inception in 1995, 1995 and 2000 respectively, has completed his retirement from the Adviser and Trust effective February 28, 2013.  In addition, Mr. Grzecki served as an Interested Trustee of the Trust from 2010 to 2013 and was succeeded by John W. Filoon effective March 1, 2013.

The Portfolio Managers

The Adviser analyzes investment trends and strategies for the Portfolios and continuously reviews and administers each Portfolio’s investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the Board of Trustees.

The New Century Capital, Balanced and International Portfolios are managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Portfolios:

Susan K. Arnold, who has 19 years of investment experience, is a Portfolio Manager for each of the Portfolios, except for the Alternative Strategies Portfolio and was previously an Assistant Portfolio Manager for the Capital Portfolio and Balanced Portfolio since 1998, and the International Portfolio since its inception in 2000.  Ms. Arnold is a Vice President and has been a Senior Financial Counselor with the Adviser since 1993.  Ms. Arnold is a CFP® practitioner and is also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.

Andre M. Fernandes, who has 13 years of investment experience, is a Portfolio Manager for each of the Portfolios, except for the Alternative Strategies Portfolio and was previously an Assistant Portfolio Manager for the Capital, Balanced, and International Portfolios since 2002. Mr. Fernandes is a Vice President and has been a Senior Financial Counselor of the Adviser since 2000.  Mr. Fernandes is a CFP® practitioner and also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.

Ronald A. Sugameli became the sole Portfolio Manager for the Alternative Strategies Portfolio in March 2005 and previously served as the Co-Portfolio Manager of the Portfolio since its inception in 2002.  Mr. Sugameli has over 35 years of investment experience and is a Vice President of the Trust.  Mr. Sugameli is a Managing Director, Chief Investment Officer and Secretary of the Adviser and has been a Senior Financial Counselor with the Adviser since 1984.  Mr. Sugameli is also a Vice President and Secretary of Weston Securities Corporation, the Trust’s principal underwriter.

The following individuals serve as Assistant Portfolio Managers:

William F. LeFavor became an Assistant Portfolio Manager to the New Century Capital, Balanced, and International Portfolios in January 2012.  Previously, he served as an Analyst to the New Century Balanced Portfolio. Mr. LeFavor is an Associate Counselor and has been with the Adviser since 2005. He is a CFP® practitioner and also earned his Master’s of Science in Financial Planning from Bentley University, graduating with Highest Distinction.  Mr. LeFavor is also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.

Matthew D. Biggar became an Assistant Portfolio Manager to the New Century Alternative Strategies Portfolio in August 2011.  Mr. Biggar is a Vice President and Senior Financial Counselor and has been with the Adviser since 2001. He is a CFA charter holder, as well as a CFP® practitioner and a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.

Ronald D. Halterman became an Assistant Portfolio Manager to the New Century Alternative Strategies Portfolio in August 2011.  Previously, he served as an Analyst to the New Century Alternative Strategies Portfolio.   Mr. Halterman is an Associate Counselor and has been with the Adviser since 2008. He is a CFP® practitioner, and a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter

The following individuals serve as Analysts and perform research services for the New Century Capital, Balanced, and International Portfolios: Timothy R. Couture, Erik R. Marr and Walter H. Riester.  In addition, Brian G. Hennessy serves as an Analyst and performs research services for the New Century Alternative Strategies Portfolio.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios.

Messrs. Biggar, Fernandes, LeFavor, Sugameli and Ms. Arnold meet periodically with the Investment Committee of the Adviser and discuss the investment management of each Portfolio.  The members of the Investment Committee currently include Susan K. Arnold, Matthew D. Biggar, Drew J. Bottaro, Kerry P. Falco, Andre M. Fernandes, John W. Filoon, III, William F. LeFavor, Walter H. Riester, Maria A. Staffiere, James P. Scanlan, Ronald A. Sugameli and Nicole M. Tremblay.

HOW TO BUY AND SELL SHARES

Pricing of Portfolio Shares

The price you pay for a share of a Portfolio is called the Portfolio’s net asset value (the “NAV”).  Generally, the price you receive upon selling or redeeming a share of a Portfolio is its NAV; except that the redemption proceeds of shares held for less than 30 days from the date of initial purchase is subject to a redemption fee of 2.00% of the redemption proceeds. The NAV is calculated by taking the total value of a Portfolio’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Your order will be priced at the next NAV calculated after the Portfolios’ transfer agent, Ultimus Fund Solutions, LLC (“Ultimus,” or the “Transfer Agent”), receives your order in proper form (i.e. all paperwork is completely accurately and signed and dated as appropriate).

Each Portfolio’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board of Trustees.  Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund.  The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing.  Investments in closed-end investment companies, ETFs, and direct investments in securities are valued at market prices.  Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price.  Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.  The Portfolios may use pricing services to determine market value.

Purchasing Shares

You may purchase shares of the Portfolios directly from Weston Securities Corporation (the “Distributor”), the Trust’s principal underwriter, or through brokers or dealers who are authorized by the Distributor to sell shares of the Portfolios.  Shares of the Portfolios are also offered through financial supermarkets, advisers and consultants, and other investment professionals.  There are no sales charges in connection with purchasing shares of the Portfolios.  Investment professionals who offer shares may require the payment of fees from their individual clients.  If you invest through a third party, the policies and fees may be different from those described in this Prospectus.  For example, third parties may charge transaction fees or set different minimum investment amounts.  In addition, you may be required by the third party to address any questions or comments concerning your account to such third party.

Instructions for Opening and Adding to an Account

To Open An Account	To Add To An Account
By Mail:	By Mail:
Complete and sign the Account Application or an IRA Application.
Complete the investment slip that is included on your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number and address on your check.

•	There is a minimum initial investment amount of $1,000 for purchasing shares in each Portfolio for regular accounts.
•	For purchasing shares for an IRA account or an account subject to the Automatic Investment Program, there is a minimum initial investment of $500, applicable to each Portfolio.
•	There is a minimum subsequent investment amount of $50 for purchasing shares in an account subject to the Automatic Investment Program.
•	There is no minimum subsequent investment amount for purchasing shares in an account not subject to the Automatic Investment Program.
•	Checks should be made payable to New Century Portfolios.
•	For IRA accounts please specify the year for which the contribution is made.

To Open An Account	To Add To An Account
Mail Your Application And Check To:	Mail The Slip And The Check To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	New Century Portfolios c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707

By Overnight Courier, Send To:	By Overnight Courier, Send To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
By Telephone:	By Telephone:
Telephone transactions may not be used for initial purchases.
You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578.  You may call (888) 264-8578 to purchase shares in an existing account.  Shares purchased by telephone will be purchased at the NAV next determined after the Transfer Agent receives your funds and all required information, including a completed application, is provided.

To Open An Account By Wire:	To Add To An Account By Wire:
Call (888) 264-8578 for instructions and to obtain an account number prior to wiring the Portfolios.	Send your investment to U.S. Bank, N.A. by following the instructions listed in the column to the left.

•	U.S. Bank, N.A.
•	ABA # 042-000-103
•	Attention: New Century Portfolios
•	Credit Account # 19945-6633
•	For further credit to: investor account number; name(s) of investor(s);
SSN or TIN; name of Portfolio to be purchased.

Telephone and Wire Transactions

Automated transactions that will be repeated on a regular basis, such as a monthly investment program, can be implemented by a shareholder using Automated Clearing House (“ACH”) transactions.  Such transactions must be established to occur automatically and would not be used for a one time transaction. Also, only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. It takes 15 calendar days after receipt of your bank account information by the Portfolios to establish this feature. Purchases by ACH transfer may not be made until the feature is established. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling us toll-free at (888) 264-8578.  With respect to purchases made by telephone, the Portfolios and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, the Portfolios or their agents will not be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Portfolios receive a properly completed and executed Account Application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.

Exchange Privilege.  As a convenience, the Portfolios’ shareholders may exchange all or part of their investment in the Portfolios for the Cash Reserve Fund – Prime Series (hereinafter Cash Reserve Fund), a money market fund advised by Deutsche Investment Management Americas Inc. (and not by the Adviser) that invests in a diversified portfolio of high quality money market instruments. THIS PROSPECTUS DOES NOT OFFER THE SHARES OF THE CASH RESERVE FUND.

Additional Purchase Information

The Portfolios may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event will they be held for more than 10 business days.

If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Portfolios will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Portfolios are offered and sold only to persons residing in the United States, including the U.S. Virgin Islands.  Applications will only be accepted if they contain a U.S. address.  This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Portfolios in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.  A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  You will also be responsible for any losses suffered by the Portfolios as a result.  The Portfolios reserve the right to reject any purchase order for Portfolio shares.

By sending your check to us, please be aware that you are authorizing the Portfolios to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total.  The transaction will appear on your bank statement.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account.  As a result, the Trust must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to provide a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified.  The Trust also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable period of time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Automatic Investment Program.  Call us to set up an automatic investment program.  To participate in the Automatic Investment Program you must make an initial purchase of at least $500 in a Portfolio.  The $500 minimum is specific to each Portfolio.  Under the program you can have money transferred automatically from your checking account to a Portfolio each month to buy additional shares.  There is a minimum subsequent investment amount of $50 for purchasing additional shares under the same program.  The market value of the Portfolio’s shares may fluctuate and a systematic investment program such as this will not assure a profit or protect against a loss.  You may discontinue the program at any time by notifying the Transfer Agent or the Distributor, by mail or phone.

Purchase Restrictions.  Each Portfolio reserves the right in its sole discretion (i) to waive or lower investment minimums, (ii) to accept initial purchases by telephone or mailgram, (iii) to waive redemption fees on employer sponsored retirement accounts, and (iv) to refuse any purchase or exchange order, including purchase orders from any investor who engages in excessive purchases and redemptions in their account.  These actions will be taken, at Management’s sole discretion, when they are deemed to be in the best interest of a Portfolio.

Instructions for Selling Portfolio Shares or for Closing an Account

To Sell Shares or to Close an Account

By Mail.  Write a letter of instruction that includes:

•	the name(s) and signature(s) of all account owners
•	your account number
•	the Portfolio name
•	the dollar or share amount you want to sell
•	how and where to send the proceeds
•	if redeeming from your IRA, please note applicable withholding requirements

Obtain a medallion signature guarantee or other documentation, if required.

Mail Your Request To:	By Overnight Courier, Send To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, OH 45246-0707	New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246

By Telephone.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578. You may redeem Portfolio shares having a value of $50,000 or less by calling (888) 264-8578.  Redemption proceeds will be mailed directly to you at the address, or electronically transferred to the bank and account number, designated on your Account Application.

Unless you decline telephone privileges on your Account Application, as long as the Portfolios take reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

Systematic Withdrawal Plan.  Call us to request a Systematic Withdrawal Plan.  It may be set up over the phone or by letter of instruction.  Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis.  Shares sold pursuant to the Systematic Withdrawal Plan will not be subject to a redemption fee.  If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your letter of instruction for this service.  We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50.  When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Other Information.  For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. at: (888) 264-8578.

As explained under “How to Exchange Shares,” shareholders in the Portfolios may exchange all or part of their investment for shares of the Cash Reserve Fund. To redeem shares from the Cash Reserve Fund, follow the same procedures that apply to redeeming shares of the Portfolios.  If you have any questions about redeeming shares of the Cash Reserve Fund, please call (888) 264-8578.

Additional Redemption Information

Payment of Redemption Proceeds.  You may redeem shares on any day that the Portfolios are open for business.  Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order in proper form.  A 2.00% redemption fee is imposed on any shares redeemed within 30 days of their initial purchase.  This redemption fee applies to all shareholders and accounts; however each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts.  The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the exchange of shares between the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the applicable Portfolio.  This redemption fee is meant to prevent short-term trading in the Portfolios and to offset any transaction costs and other costs associated with short-term trading.

Your order will be processed promptly and you will receive the proceeds within five business days after receiving your properly completed request. Payment of redemption proceeds for shares of the Portfolios when requesting a wire payment will normally be made in federal funds on the next business day.

If you sell your shares through a broker or dealer, financial supermarket or other investment professional, it is such other entities’ responsibility to transmit the redemption request to the Trust in a timely fashion.  Any loss to you resulting from the failure to transmit a redemption request in a timely fashion must be settled between you and the other entity.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 business days.  This procedure is intended to protect the Portfolios and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  Your instructions should include:

•	the name, address, and telephone number of the bank where you want the proceeds sent;
•	the Federal Reserve ABA Routing number; and
•	your bank account number.

The Custodian currently charges a $9.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

Medallion Signature Guarantees.  A medallion signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account;  (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days.  In addition, signature guarantees are required for all redemptions of shares having a value of more than $50,000 from any shareholder account.

Signature guarantees are designed to protect both you and the Portfolios from fraud.  When a Portfolio requires a signature guarantee, a medallion signature guarantee must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Guarantee (“NYSE MSP”).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Notaries Public cannot provide signature guarantees.

Corporate, Trust and Other Accounts.  Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call New Century at (888) 264-8578 before making the redemption request to determine what additional documents are required.

Transfer of Ownership.  In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call New Century at (888) 264-8578 before making your request to determine what additional documents are required.

Redemption Initiated by the Portfolios.  If your account balance falls below $500, the Portfolio may ask you to increase your balance.  If your account balance is still below $500 after 30 days, the Portfolio may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Portfolios will not apply if the value of your account drops below $500 because of market performance.  No redemption fee is imposed upon redemptions initiated by the Portfolios.

Suspension of Redemption Rights.  The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when:

•	Trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission,
•	Such Exchange is closed for other than weekends and holidays,
•	The U.S. Securities and Exchange Commission has by order permitted such suspension, or
•
An emergency, as defined by rules of the U.S. Securities and Exchange Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Redemptions In-Kind.  The Portfolios have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).  In the event that the Portfolio makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.  You could be required to comply with normal procedures to redeem shares of an underlying fund and could experience normal processing delays.  In-kind redemptions will be made when the Board of Trustees determines that it would be detrimental to a Portfolio to make payment in cash.

Frequent Purchases and Redemptions of Shares

The Portfolios are intended as long-term investment vehicles and are not intended to provide a means of speculating on short-term market movements.  The Board of Trustees of the Trust has adopted policies and procedures to detect and prevent frequent and abusive trading practices by shareholders.  Such frequent trading is commonly referred to as “market timing”.  Market timing may disrupt portfolio management strategies, harm the performance of a Portfolio, dilute the value of a Portfolio’s shares held by long-term shareholders, increase brokerage and administrative costs, and generate taxable consequences by causing a Portfolio to sell securities to meet redemption requests.  It is the policy of the Trust not to permit market timing, by any shareholder, in its Portfolios.

The Trust currently considers excessive trading to involve more than six purchases followed by redemptions (or vice versa) within one calendar year.  If such market timing is detected within an account (or accounts) held by a shareholder, it is the policy of the Trust to issue warnings to the account and reject future purchases from such shareholder.  If the account is subsequently redeemed, the shareholder will not be permitted to make future purchases or open new accounts.

In an effort to deter market timing or other abusive trading activities, the Trust has adopted a redemption fee of 2.00%, as discussed under “Additional Redemption Information”.  This redemption fee is imposed on any shares redeemed within 30 days of their initial purchase and applies to all shareholders and accounts; however each Portfolio reserves the right to waive redemption fees on employer sponsored retirement accounts.  In addition, this redemption fee is equal to 2.00% of the amount being redeemed; however, no redemption fee is imposed on the exchange of shares between the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the applicable Portfolio.  This redemption fee is meant to prevent short-term trading in the Portfolios and to offset any transaction and other costs associated with short-term trading.

The Trust has delegated to its Transfer Agent the responsibility for monitoring excessive trading and money flows within the Portfolios.  The Adviser also monitors shareholder trades to determine if frequent trading activity is occurring.  The Trust also has these policies and procedures in place to detect and deter market timing activities through its exchange privilege.

These policies and procedures have been developed to prevent market timing by any shareholder.  The Trust’s market timing policies and procedures apply uniformly to all shareholder accounts.  However, it may be difficult to determine frequent and abusive trading within certain types of shareholder accounts, such as those held by a broker-dealer in street name or by a mutual fund supermarket in an omnibus shareholder account.

How to Exchange Shares

You may exchange all or a portion of your investment from one New Century Portfolio to another.  You may exchange shares by mail or by telephone.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578.

Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above.  There are currently no fees or redemption charges imposed for an exchange.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the New Century Portfolios, you may also exchange Portfolio shares for shares of the Cash Reserve Fund.  Once you have opened a Cash Reserve Fund account, you may send a written exchange request to New Century Portfolios or, if you have established telephone exchange privileges, call (888) 264-8578.  Please read that Prospectus before making an exchange into the Cash Reserve Fund.  This exchange privilege is offered as a convenience to the Portfolios’ shareholders.  Please note that when exchanging from a Portfolio to the Cash Reserve Fund, you will begin accruing income from the Cash Reserve Fund the day following the exchange.  When exchanging less than all of the balance from the Cash Reserve Fund to your Portfolio, your exchange proceeds will exclude accrued and unpaid income from the Cash Reserve Fund through the date of the exchange.  When exchanging your entire balance from the Cash Reserve Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the Cash Reserve Fund, at the end of the month.

More Information About the Exchange Privilege.  The Portfolios are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Portfolio’s performance and shareholders.  Therefore, the Portfolios may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year).  This policy does not apply to investors who have elected to participate in the Automatic Exchange Program. The Portfolios may change or temporarily suspend the exchange privilege during unusual market conditions.

About the Money Market Portfolio (Cash Reserve Fund).  Please be sure to read the Cash Reserve Fund Prospectus before investing in that portfolio.

The Cash Reserve Fund seeks high levels of current income consistent with liquidity and the preservation of capital by investing in U. S. dollar-denominated money market instruments that mature in 397 days (about 13 months).

The Cash Reserve Fund is managed by Deutsche Investment Management Americas Inc. and not by the Adviser.  DWS Investments Distributors, Inc. is the distributor of the Cash Reserve Fund.

Retirement Plan Services

The Portfolios offer a wide variety of retirement plans for individuals and institutions, including large and small businesses.  For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call (888) 264-8578.  Complete instructions about how to establish and maintain your plan, and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The retirement plans currently available to shareholders of the Portfolios include:

Traditional IRA and IRA Rollovers:  an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible.  Assets can grow tax-free and distributions are generally taxable as income.

Spousal IRA:  an individual retirement account funded by a working spouse in the name of a non-earning spouse.

SEP-IRA:  an individual retirement account funded by employer contributions.  Your assets grow tax-free and distributions are generally taxable as income.

SIMPLE IRA: an individual retirement account that may be established by employers and allows eligible employees to contribute part of their pre-tax compensation to the plan.

Roth IRA:  an individual retirement account with non-deductible contributions, tax-free growth of assets and tax-free distributions for qualified distributions.

403(b):  an arrangement that allows employees of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.

Automatic Services for Portfolio Investors

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions.  You can set up most of these services on your Account Application or by calling (888) 264-8578.

For Investing:

Automatic Investment Program.  For making automatic investments from a designated bank account.

Dividend Reinvestment.  If the investor does not specify an election, all income dividends and capital gains distributions automatically will be reinvested in shares of the Portfolios.

For Investing and for Selling Shares:

Automatic Exchange Program.  For making regular exchanges from your Portfolio into another New Century Portfolio or between a New Century Portfolio and the Cash Reserve Fund.

Shareholder Communications

Account Statements.  Every quarter, New Century investors automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmation.  Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings.  Financial reports will be sent at least semi-annually.  Annual reports will include audited financial statements.

Electronic Access to Documents.  You may consent to receive copies of the Trust’s prospectus, semi-annual and annual reports, and certain other mailings via the Internet.  If you choose this option you will continue to receive certain other documents, such as your account statements, confirmations and tax reporting documents by regular mail.  You may choose this option by completing the necessary portion of the Account Application or by contacting the Distributor at (888) 639-0102 or by email to ncaccess@newcenturyportfolios.com.  To make such an election, you must have access to both Internet e-mail and the Internet.  It will be your responsibility to keep the Trust updated of any changes in your e-mail address.  Your consent to electronic access to documents may be revoked or changed by you at any time by notifying the Trust of any such revocation or change.

Dividends and Distributions

Frequency.  The Capital and International Portfolios each intend to declare and pay annual dividends comprised substantially all of its net investment income earned during the year from its investments, if any, to its shareholders.  The Balanced and Alternative Strategies Portfolios each intend to declare and pay semi-annual dividends comprised substantially all of its net investment income earned during the period from its investments, if any, to its shareholders.  Each Portfolio will distribute net realized capital gains, if any, at least once each year.  You may elect to reinvest income dividends and capital gain distributions in shares of the Portfolios or receive these distributions in cash.  Dividends and any distributions from the Portfolios are automatically reinvested in the Portfolios at NAV, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call (888) 264-8578 or send written notification to New Century Portfolios, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH  45246-0707.

Dividend payments are not guaranteed, are subject to the Board of Trustees’ discretion and may vary with each payment.  The Portfolios do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.
Taxes

Portfolio dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Portfolio out of net ordinary income and distributions of net short-term capital gains are taxable to the Portfolio’s shareholders as ordinary income.  Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by a Portfolio of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Portfolio.

Shareholders that sell, exchange, or redeem shares generally will have a capital gain or loss from that sale, redemption, or exchange.  The amount of the gain or loss and the applicable tax rate will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale, exchange or redemption, and how long the shares were held.  A dividend or capital gains distribution declared by a Portfolio in October, November or December, but paid during January of the following year will be considered to be paid on December 31st of the year it was declared.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Portfolio, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Portfolio for the preceding year.  Distributions by the Portfolios generally will be subject to state and local taxes.  Additional tax information may be found in the Statement of Additional Information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Portfolios.

Distribution Plan

Each Portfolio has adopted the Trust’s Rule 12b-1 plan, which allows a Portfolio to pay distribution fees for the sale and distribution of its shares.  The maximum level of distribution expenses is 0.25% per year of a Portfolio’s average net assets. As these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Portfolio share.  “Total Return” shows how much an investor in each Portfolio would have earned or lost on an investment in that Portfolio assuming reinvestment of all dividends and distributions.  The information for the past five years has been audited by BBD, LLP, the Trust’s Independent Registered Public Accounting Firm, whose report, along with each Portfolio’s financial statements, are included in the Trust’s Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available free of charge upon request.

NEW CENTURY CAPITAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011		2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.11	$15.41		$13.26	$11.76	$20.68
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)		(0.03)	0.03	0.02
Net realized and unrealized gains (losses) on investments	1.54	0.74		2.21	1.50	(7.94)
Total from investment operations	1.53	0.70		2.18	1.53	(7.92)

Less distributions:
Distributions from net investment income	---	---		(0.03)	(0.03)	(0.14)
Distributions from net realized gains	(0.09)	---		---	----	(0.86)
Total distributions	(0.09)	---		(0.03)	(0.03)	(1.00)

Proceeds from redemption fees collected	---	---		0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$17.55	$16.11		$15.41	$13.26	$11.76

TOTAL RETURN(b)	9.57%	4.54%		16.47%	13.05%	(40.06% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$87,664	$88,602		$93,266	$85,000	$84,119

Ratio of expenses to average net assets(c)	1.46%	1.42%		1.40%	1.41%	1.29%

Ratio of net investment income (loss) to average net assets(c) (d)	(0.05% )	(0.25%	)	(0.20% )	0.27%	0.08%

Portfolio turnover	7%	60%		10%	4%	27%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

NEW CENTURY BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.59	$13.22	$11.93	$10.54	$16.13

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.15	0.22	0.25
Net realized and unrealized gains (losses) on investments	0.97	0.37	1.30	1.39	(4.69)

Total from investment operations	1.14	0.57	1.45	1.61	(4.44)

Less distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.16)	(0.22)	(0.30)
Distributions from net realized gains	---	---	---	---	(0.85)
Total distributions	(0.17)	(0.20)	(0.16)	(0.22)	(1.15)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	---	---	0.00 (a)

Net asset value, end of year	$14.56	$13.59	$13.22	$11.93	$10.54

TOTAL RETURN(b)	8.54%	4.29%	12.23%	15.57%	(29.46% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$66,826	$64,582	$64,880	$61,578	$62,423

Ratio of expenses to average net assets(c)	1.45%	1.43%	1.44%	1.45%	1.38%

Ratio of net investment income to average net assets (c) (d)	1.18%	1.39%	1.20%	2.07%	1.71%

Portfolio turnover	13%	17%	7%	13%	22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

NEW CENTURY INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.41	$14.53	$12.70	$10.08	$20.06

Income (loss) from investment operations:
Net investment income	0.15	0.10	0.09	0.13	0.28
Net realized and unrealized gains (losses) on investments	0.46	(1.14)	1.82	2.61	(9.47)
Total from investment operations	0.61	(1.04)	1.91	2.74	(9.19)

Less distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.08)	(0.12)	(0.33)
Distributions from net realized gains	---	---	---	---	(0.46)
Total distributions	(0.10)	(0.08)	(0.08)	(0.12)	(0.79)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.92	$13.41	$14.53	$12.70	$10.08

TOTAL RETURN(b)	4.60%	(7.22% )	15.07%	27.45%	(47.52% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$57,266	$61,262	$68,947	$89,449	$76,234

Ratio of expenses to average net assets(c)	1.50%	1.46%	1.45%	1.44%	1.29% (e)

Ratio of net investment income to average net assets(c) (d)	1.06%	0.63%	0.57%	1.23%	1.66% (e)

Portfolio turnover	4%	13%	4%	11%	34%

(a)	Amounts round to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)
Absent the recoupment of fees previously waived and reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.28% and the ratios of net investment income to average net assets would have been 1.68% for the year ended October 31, 2008.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.80	$11.87	$11.11	$10.14	$13.93

Income (loss) from investment operations:
Net investment income	0.14	0.17	0.08	0.14	0.27
Net realized and unrealized gains (losses) on investments	0.47	(0.09)	0.83	1.15	(3.39)
Total from investment operations	0.61	0.08	0.91	1.29	(3.12)

Less Distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.15)	(0.32)	(0.36)
Distributions from net realized gains	---	---	---	---	(0.31)
Total distributions	(0.17)	(0.15)	(0.15)	(0.32)	(0.67)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$12.24	$11.80	$11.87	$11.11	$10.14

TOTAL RETURN (b)	5.26%	0.62%	8.21%	13.16%	(23.44% )

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$117,272	$114,841	$135,287	$139,168	$136,999

Ratio of expenses to average net assets (c)	1.11%	1.09%	1.10%	1.06%	1.00%

Ratio of net investment income to average net assets(c) (d)	1.15%	1.48%	0.74%	1.46%	1.46%

Portfolio turnover	32%	31%	22%	27%	17%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

FOR MORE INFORMATION

Statement of Additional Information, Annual and Semi-Annual Reports

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Portfolio and the risks of investing in each Portfolio, and is incorporated by reference into this Prospectus.  Our Annual and Semi-Annual Reports list the holdings in each Portfolio, describe Portfolio performance, and include financial statements for the Portfolios. In the Trust’s annual report you will find a discussion on the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

To request other information about the Portfolios, or to make shareholder inquiries, please call toll-free at: (888) 639-0102.  To obtain a free copy of the SAI, Annual or Semi-Annual Reports, call the toll-free number above or write to New Century Portfolios, 100 William Street, Suite 200, Wellesley, MA  02481.

The Trust also makes available, free of charge, copies of its Prospectus, SAI, Annual and Semi-Annual Reports through the Trust’s web site at:   http://www.newcenturyportfolios.com

You may also write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a duplicating fee for this service.  You can also drop by the Public Reference Section and review and copy the documents while you are there.  Information about the Public Reference Section may be obtained by calling (202) 551-8090 or writing to: SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or E-mail:  publicinfo@sec.gov.

Lastly, you may go to the SEC’s Website (http://www.sec.gov) and download a free text-only version from the EDGAR Database on the Website.

Investment Company Act File No. 811-5646